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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 2-88238, 2-96635, 33-12399, 33-40796 and 33-78584 of Dionex Corporation on S-8
of our reports dated July 24, 1995, appearing in and incorporated by reference in this Annual Report on Form 10-K of Dionex Corporation for the year ended June 30, 1995.


DELOITTE & TOUCHE LLP

San Jose, California
September 21, 1995